Exhibit 99.1
Developing disease-modifying medicines for degenerative disorders Analyst Breakfast April 2023

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our cash and financial resources and our clinical development plans, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. 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All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to us and our industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from our expressed projections, estimates and assumptions or those provided by third parties. Forward-looking Statements

3 AGENDA 8:30 – 9:00 10:50 – 11:00 9:00 – 9:15 11:00 – 11:15 Arrivals / Breakfast 2023 – 2025 Outlook The CLINIC: A Review of our Ongoing and Planned Clinical Trials Welcome and Introductions The SCIENCE: Our Understanding of sigma-2 Receptor Biology Our RATIONALE CT1812 Biomarker Program Q&A Lisa Ricciardi, CEO Dr. Paul Tiseo, VP Clinical Development Lisa Ricciardi, CEO Dr. Anthony Caggiano, CMO & Head of R&D Dr. Britney Lizama Research Scientist All 9:15 – 9:35 9:50 – 10:10 10:10 – 10:35 9:35 – 9:50 Q&A / BREAK 10:35 – 10:50 Q&A / BREAK

4 Presenters for Today's Discussion Lisa Ricciardi President & CEO Andrew Einhorn Interim CFO Anthony Caggiano, MD, Ph.D. CMO & Head of R&D Mary Hamby, Ph.D. VP, Research Paul Tiseo, Ph.D. VP, Clinical Development Britney Lizama, Ph.D. Research Scientist

5 Protect synapses from toxic proteins and other stressors to facilitate restoration of neuronal function Cognition Therapeutics Highlights Novel Approach Validated Science CT1812 Oral Once-Daily Oligomer receptor: well characterized target Highly brain penetrant Selective and saturable binding Strong Financials $170+ Million in cumulative non-dilutive grant funding Expected cash runway into first half of 2024 Development Focused on Major Commercial Ops Four Phase 2 trials AD, DLB, GA/dry AMD are significant conditions with large patient populations

Rigorous Phase 2 Programs Underway and Planned

Clinical Study	Indication	US Prevalence	Grant Funding
SEQUEL (n=23)	Mild-moderate AD	~ 5 million	$5.4 Million
SHINE (n=144)	Mild-moderate AD	~ 5 million	$30 Million
START (n=540)	MCI & Early AD	~ 11 million	$81 Million
SHIMMER (n=120)	Mild-moderate DLB	~1.4 million	$30 Million
MAGNIFY (n=240)	GA secondary to dry AMD	~1.5 million	Equity

Note: CT1812 and other pipeline candidates are not approved for use in the US or other jurisdictions

6

COGNITION Therapeutics

7 Published in the International Journal of Molecular Sciences

8 2022 2023 2024 2025 Multiple Near-term Catalysts SHINE Phase 2 (Mild-mod Alzheimer’s / n=144) SHINE/SPARC biomarker SEQUEL (Mild-mod AD / qEEG) SHIMMER Phase 2 (Mild-mod DLB / n=120) GA IND Data readout Data readout Data readout Data readout START Phase 2 (Early Alzheimer’s / n=540) MAGNIFY Phase 2 (GA/dAMD / n=240) Enrollment Complete Enrollment Complete Enrollment Complete

Anthony Caggiano, MD, PhD CMO and Head of R&D The Science: Our Understanding of σ-2 Receptor Biology

10 Aβ monomer Anti-oligomer Mab Sigma-2 Modulation to Address Amyloid Toxicity Anti-protofibril Mab Anti-plaque Mab Protect Synapses: • Small molecule ligand to the σ-2 receptor displaces Aβ oligomers and prevents their binding to synapses Lower Aβ: • Monoclonal antibodies bind to Aβ proteins • Immunotherapeutic vaccines generate immune response to Aβ proteins Aβ oligomer CT1812 oligomer receptor Small Molecule com/plex σ-2 receptor complex

11 MoA and Rationale Based in Foundational Science

12 CT1812: The Molecule

13 CT1812 Displaces Oligomers treatment prevention control A MAP2 Aβ42 oligomers B C in vitro displacement transgenic mice humans MIE Measurement Dose administration minutes % Basal CSF AβO CT1812 Placebo % 50 100 150 200 250 10000 20000 30000 300 MIE Measurement Dose administration hours % change ABOs in CSF v baseline CT1812 Placebo 0 10 20 30 0 200 400 600 treatment prevention control A MAP2 Aβ42 oligomers B C MIE Measurement Dose administration minutes % Basal CSF AβO CT1812 Placebo % 50 100 150 200 250 10000 20000 30000 300 MIE Measurement Dose administration hours % change ABOs in CSF v baseline CT1812 Placebo 0 10 20 30 0 200 400 600 in vivo displacement LaBarbera et al. In Press A phase 1b randomized clinical trial of CT1812 to measure Aβ oligomer displacement in Alzheimer’s disease using an indwelling CSF catheter LaBarbera1 , Sheline2 , Izzo1 , Yuede3 , Waybright1 , Yurko1 , Edwards3 , Gardiner3 , Blennow4 , Zetterberg4-10, Börjesson-Hanson11 , Morgan12, Davis13, Guttendorf14, Schneider15, DeKosky16, LeVine, III17, Grundman18,19, Caggiano1 , Cirrito3 , Catalano1 , Hamby1

Unique Protective Effect: *A673T-APP Mutation Supports CT1812 MoA*

Received: 16 June 2020 | Revised: 30 September 2020 | Accepted: 1 October 2020
DOI: 10.1111/jnc.15212

ORIGINAL ARTICLE

Journal of Neurochemistry JNC WILEY

Alzheimer's protection effect of A673T mutation may be driven by lower Aβ oligomer binding affinity

Colleen S. Limegrover[1] | Harry LeVine III[2] | Nicholas J. Izzo[1] | Raymond Yurko[1] | Kelsie Mozzoni[1] | Courtney Rehak[1] | Kelsey Sadlek[1] | Hank Safferstein[1] | Susan M. Catalano[1]

- First variant associated with protection against Alzheimer's disease[1] – 'Icelandic Mutation'
- Mutant Aβ oligomers bind with *four-fold lower affinity* to neuronal synapses than WT protein
- Carriers are *four times less likely* to get Alzheimer's disease than non-carriers[2]
- To our knowledge, CT1812 is the only drug that mimics the protective effects of this mutation wild-type Aβ oligomers
A673T protective mutant Aβ oligomers
7.0 μM
7.0 μM
wild-type Aβ oligomers
oligomers + CT1812
Scale bar = 20 microns

14

1) Jonsson, T et al. A mutation in APP protects against Alzheimer's disease and age-related cognitive decline. Nature 488, 96–99 (2012)
2) Andrews SJ et al. Protective Variants in Alzheimer's Disease. Curr Genet Med Rep. 2019 March ; 7(1): 1–12

COGNITION Therapeutics

15 Restores Synapses and Function Trafficking in cultured neurons Morris water maze – Swim length

16 MOA Video Watch online: https://vimeo.com/800999561

17 • Decade long publication history supporting the biology of σ-2 in neurodegenerative conditions • Robust basic science program defining the biological effects of σ-2 modulation and generating new molecules to address serious human disease • The lead molecule, CT1812, is in multiple proof of concept clinical trials • Evidence of real disease modification is being generated through our biomarker program to be presented next CT1812 and σ-2 Biology

Britney Lizama, PhD Research Scientist CT1812 Biomarker Program

19 • AD/PD™ 2022 International Conference on Alzheimer’s and Parkinson’s Diseases; Barcelona, Spain. • 2022 Alzheimer’s Association’s International Conference (AAIC); San Diego, CA. CT1812 Clinical Biomarker Posters

20 • Strong correlations of canonical AD biomarkers from clinically validated assays confirms proteomics method as a quantitative way of assessing the impact of CT1812 - SHINE-A and SPARC CSF AD biomarkers at baseline were similar to that of the AD group from an independent, well-characterized AD and control cohort • Network and pathway analyses corroborate the mechanism of action of CT1812 in regulating synapses and amyloid biology • CT1812 normalizes several key proteins dysregulated in or genetically linked to AD Key Takeaways from 2022 Presentations Cognition Poster, AD/PD™2022

21 AD/PD™ 2023 International Conference on AD and PD Amyloid biology, synapse regulation Meta-analysis

22 • Goal: summarize the evidence-based understanding of σ-2 receptor biology and function, and its potential as a therapeutic target for age-related CNS diseases • Diseases in focus - Alzheimer's disease - dementia with Lewy bodies - Dry age-related macular degeneration - Parkinson's disease • Key functional roles of σ-2 receptor and molecular players - Protein-protein interactions - Putative endogenous and synthetic ligands σ-2 Receptor Special Issue https://www.mdpi.com/1422-0067/24/7/6251

Paul J Tiseo, PhD VP & Head of Clinical Development Overview of the Clinical Program for CT1812

24 Current PoC Studies • COG0201 – SHINE (6-month study in mild-to-moderate AD) • COG0202 – SEQUEL (quantitative EEG study in mild-to-moderate AD) • COG0203 – START (18-month study in early AD) • COG1201 – SHIMMER (6-month study in patients with dementia with Lewy bodies) Planned PoC Study • COG2201 - MAGNIFY (2-year study in dry AMD) Overview of Clinical Study Program

25 • Design: two-group cross-over design in patients with mild-to-moderate AD • Single site: VUmc Alzheimer’s Center (PI: E. Vijverberg, MD, PhD) • Objective: To evaluate changes in synaptic function through quantitative EEG, as reflected by cortical theta wave power • Last patient visit end of April 2023 • Topline data expected mid-year 2023 SEQUEL (COG0202) Showing Impact CT1812 on Cortical Brain Wave Activity via Quantitative EEG

SEQUEL (COG0202): *Single-site Study Evaluating efficacy of CT1812 via quantitative EEG, as reflected by relative theta power*

LPLV: April 2023 with Topline Data: mid 2023


Screening
Period One (4 weeks)
Period Two (4 weeks)
Assessments
- Labs
- Quantitative EEG
- MRI
- Brain amyloid via PET
1:1
CT1812 (n=8), 300mg
Placebo
Placebo (n=8)
CT1812, 300mg
Oral QD Administration
- Quantitative EEG
- CSF biomarkers

Principal investigator: Everard (Jort) Vijverberg, MD, PhD at the Amsterdam University Medical Centers

Amsterdam UMC
Universitair Medische Centra

SEQUEL COG0202 study (NCT04735536) partially funded by $5.4M NIA grant (including $2.1M supplement) R01AG058710

26

COGNITION Therapeutics

27 Nonclinical Testing Supports AβO Hypothesis for CT1812 CT1812 Restores Cognitive Function in Mice CT1812 Vehicle Displaces Oligomers from AD Patient Brain Tissue CT1812 Displaces Oligomers in Mouse Model of AD Postmortem Alzheimer’s-confirmed brain tissue section (ThioS labeling) Izzo NJ et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimer’s disease modification. Alzheimer’s Dement. 2021 Aug; 17(8):1365-1382 Microimmunoelectrodes coated with oligomer-specific antibody detect soluble Aβ in transgenic hAPP/PS1 mice MIE Measurement Dose administration minutes % Basal CSF A β O CT1812 Placebo 50 100 150 200 250 10000 20000 30000 300 Normal mouse + placebo Alzheimer’s mouse + placebo Alzheimer’s mouse + CT1812 *p<0.05, ANOVA *p<0.05, t-test Memory - fear Memory – MW maze

28 Evidence of Target Engagement: SNAP Study First evidence of target engagement in humans, mirrors preclinical findings, corroborating our mechanism of action …and now in people with Alzheimer’s disease This displacement can be measured in the CSF in Alzheimer’s mice treated with CT1812 CT1812 mechanism of action: By binding to the σ-2 receptor, CT1812 displaces Aβ oligomers from synapses, thus preventing synaptic toxicity 0 10 20 30 0 200 400 600 MIE Measurement - Patient 1 Hrs % Change above baseline 0 10 20 30 0 200 400 600 MIE Measurement - Patient 2 Hrs % Change above baseline 0 10 20 30 0 200 400 600 MIE Measurement - Patient 3 Hrs % Change above baseline MIE Measurement – CT1812 Dose administration hours 0 10 20 30 0 200 400 600 MIE Measurement - Patient 1 Hrs % Change above baseline 0 10 20 30 0 200 400 600 MIE Measurement - Patient 2 Hrs % Change above baseline 0 10 20 30 0 200 400 600 MIE Measurement - Patient 3 Hrs % Change above baseline MIE Measurement - Placebo hours Dose administration minutes MIE Measurement – Vehicle Dose administration MIE Measurement – CT1812 Dose administration -20 -10 0 10 20 30 40 50 60 70 80 90 10 110 120 50 100 150 200 250 10000 20000 30000 AO in Lateral Ventricle (CSF) Time from Treatment (min) % Basal CSF AO 300 minutes σ-2 receptor complex CT1812 Oligomer receptor complex

29 Screening Treatment Period (6 mo) Assessments ‐ Diagnosis of Alzheimer’s disease ‐ MMSE 18-26 ‐ Labs ‐ MRI ‐ Brain amyloid via PET ‐ Cognitive testing ‐ Biomarkers (CSF/Plasma) Phase 2 Safety and Efficacy Study in Adults with Mild-to-moderate Alzheimer’s Disease Placebo (n=48) 1:1:1 CT1812 100 mg (n=48) CT1812 300 mg (n=48) Cohort A: 24 participants Total anticipated: 144 participants Oral QD Administration SHINE COG0201 study (NCT03507790) partially funded by $31M NIA grant R01AG058660

30 • 3-point difference (ADAS-COG) observed between treated and untreated patients at day 185 • Clinically meaningful magnitude of change in 6 months • Trend for improved cognitive outcomes • Enrolling at sites in US and Europe Interim analysis yields promising results (n=24) Cognitive & Biological Outcomes:

31 • Principal investigator: James E. Galvin, MD, MPH, professor of neurology and director of the Comprehensive Center for Brain Health • Funded by ~$30M NIA Grant • A total of 30 sites in the US • Study ongoing. N = 120 patients Phase 2 Study in Dementia with Lewy Bodies

32 • A randomized, double-blind, placebo-controlled Phase 2 study in individuals with early-to-mild AD • Multi-site: 50-60 U.S. sites including ACTC centers of excellence • Objective: powered to show change in cognition; slowing or halting cognitive decline • Funding: $81M NIA grant award in collaboration with ACTC: premier Alzheimer’s clinical trial group • Status: Site activation in progress Targeting Early Alzheimer’s Disease START COG0203 Study (NCT05531656) funded by NIA grant R01AG065248 CT1812 100 mg (n=180) Placebo (n=180) CT1812 200 mg (n=180) Oral QD Administration NIH NIA 1:1:1 Study Design (n=540) Day 0 18 months

Anthony Caggiano, MD, PhD CMO and Head of R&D New Indication: Geographic Atrophy Secondary to Dry Age-related Macular Degeneration

Rationale for σ-2 Modulators in Dry AMD

Goal: Protect RPE Cells From Disease-relevant Stressors


σ-2
modulators
Aβ
oligomers
Oxidative
stress
σ-2
receptors
Inflammation
RPE Cell

σ-2 receptors

- **Expression:** in RPE cells, retinal ganglion cells, photoreceptors in retina
- **Biology**: Regulates autophagy, protein trafficking, lipid metabolism dysregulated in AMD
- **Target validation:** TMEM97 knockdown is protective
- **Human genetics:** Linked to dry AMD

σ-2 receptor modulators

- **Non-invasive oral small molecule approach to reach retina**
- **Clinical biomarker support**: Proteomics analyses showed differential movement of proteins involved in dry AMD
- **Preclinical data:** regulates cell survival and inflammatory pathways, ameliorate trafficking deficits

34

COGNITION™ Therapeutics

Unbiased Pathway Analysis of Patient Clinical Trial Proteomics Data Supports Targeting σ-2 for dAMD

Proteomics datasets from two Phase 2 clinical trials

1. COG0102

Phase 2 trial of σ-2 receptor modulator, CT1812, or placebo in mild-to-moderate AD patients

Proteomics analysis of CSF at 28 d (N=15)

2. SHINE-A

Phase 2 trial of σ-2 receptor modulator, CT1812, or placebo in mild-to-moderate AD patients

Proteomics analysis of CSF at 6mo (N=18)



MetaCore+MetaDrug™ version 20.3 build 70200

1. List of proteins differentially expressed in CSF from CT1812- vs. placebo-treated patients generated for each trial, timepoint
2. Metacore pathway analysis of CSF (CT1812 vs placebo) across trials conducted to ascertain which predesignated functional disease ontologies may be significantly affected

Top Disease Ontologies

1. Geographic atrophy
2. Central nervous system diseases
3. Cognition disorders
4. Mental disorders
5. Psychiatry and psychology
6. Macular degeneration
7. Neurocognitive disorders
8. Rett syndrome
9. Dementia
10. Movement disorders
11. Neurodegenerative diseases
12. Brain diseases
13. Basal ganglia diseases
14. Anemia
15. Infections

35 Confidential

COGNITION™ Therapeutics

36 2022 Annual Meeting of the Association for Research in Vision and Ophthalmology (ARVO)

37 σ-2 Receptor Modulators Rescue RPE Lysosomal Trafficking Deficits Receptor-bound POS Lysosome (LAMP 1/2) Autophagy Body (LC3b) Early Compartment (Rab 5) Rab 7 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) POS in LC3B+ autophagy bodies * * 12 24 36 48 0.0 0.2 0.4 0.6 0.8 1.0 Time (hr) POS in LC3B+ autophagy bodies * * * Control Aβ oligomers H2O2 Stressor+CT1812 Aβ Oligomers Oxidative Stress CT1812 rescues crucial function of RPE to traffic & degrade photoreceptor outer segments (POS) cargos following toxic insults Malagise E et al. Sigma-2 receptor modulators rescue POS trafficking deficits in RPE cell-based models of dry AMD. Poster presented at: 2022 ARVO

38 • A fundus camera records images of the interior surface of the eye, providing visual detail of the retina, optic disc and macula • Fundus photography is used to determine the presence of drusen and GA lesions • In dry AMD, GA lesions are correlated with death of RPE cells and often precede noticeable vision loss Dry AMD Endpoints: GA Dr. Arjuna Ratnayaka University of Southampton Clinical and Experimental Sciences

39 • Genetic, biomarker and preclinical data demonstrate the potential of σ-2 modulation to improve outcomes in GA associated with dry AMD • GA is a large unmet medical need where recent successes have demonstrated a clear and objective path to regulatory approval • Coming soon: a phase 2 clinical trial Dry AMD Clinical Development Retina with GA Normal Retina Receptor-bound POS Lysosome (LAMP 1/2) Autophagy Body (LC3b) Early Compartment (Rab 5) Rab 7

40 Phase 2 will Assess CT1812 in GA Secondary to Dry AMD Screening Treatment Period (24 mo) Assessments ‐ Age: ≥ 50 ‐ Diagnosis of dry AMD ‐ BCVA ≥ 24 letters (ETDRS) ‐ GA lesion ≥ 2.5 and ≤17.5mm2 ‐ Change in GA lesion area (FAF) ‐ Ellipsoid zone area (SD-OCT) ‐ Drusen volume (SD-OCT) 1:1 Placebo (n=123) CT1812 (n=123) Oral QD Administration

Andrew Einhorn Interim Chief Financial Officer Finances and Conclusions

42 Grant funding for CT1812 studies as of Dec 31, 2022 • Cumulative grant awards: appx $171.0 million − Approximate funding used: ($81.7 million) − Remaining grant funding: $89.3 million Clinical Study Total Award NIA Grant Number START (early Alzheimer’s disease) $ 81 million AG065248 SHINE (mild-moderate Alzheimer’s) $ 30 million AG058660 SHIMMER (mild-moderate DLB) $ 29 million AG071643 SEQUEL (qEEG in Alzheimer’s) $ 5.4 million AG058710 Provides validation of scientific approach Significant Grant Support from NIH

Financial Position Financials as of December 31, 2022 • Cash and Cash Equivalents: $41.6 million • Expected cash runway into the second half of 2024 Recent Financings • ATM initiated • Committed Equity Facility • Reverse inquiry November 2022

Thank You Tony Caggiano, MD, PhD CMO and Head of R&D 914-221-6730 acaggiano@cogrx.com Lisa Ricciardi President & CEO 917-658-5789 lricciardi@cogrx.com Andy Einhorn Chief Financial Officer 973-879-8240 aeinhorn@cogrx.com